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                         VAN KAMPEN EQUITY INCOME FUND

                        SUPPLEMENT DATED MARCH 29, 2002
                   TO THE CLASS A SHARES, CLASS B SHARES AND
                           CLASS C SHARES PROSPECTUS
                             DATED APRIL 30, 2001,
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

    The Prospectus is hereby supplemented as follows:

    (1) The section entitled "INVESTMENT ADVISORY SERVICES--PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

        PORTFOLIO MANAGEMENT. The equity portion of the Fund is managed by the Adviser's Equity Income team. The fixed income portion of the Fund is managed by the Adviser's Taxable Fixed Income team. Each team is made up of established investment professionals. Current members of the Equity Income team include James Gilligan, a Managing Director of the Adviser, Scott Carroll, a Vice President of the Adviser and James Roeder, a Vice President of the Adviser. Current members of the Taxable Fixed Income team include Paul F. O'Brien, an Executive Director of the Adviser. The composition of each team may change without notice from time to time.

    (2) The second paragraph under the heading "PURCHASE OF SHARES--GENERAL" is hereby deleted in its entirety.

    (3) The last paragraph under the heading "PURCHASE OF SHARES--GENERAL" is hereby deleted in its entirety and replaced with the following paragraph:

        There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

    (4) Under the heading "PURCHASE OF SHARES--CLASS B SHARES" the last sentence of the first paragraph after the CLASS B SHARES SALES CHARGE SCHEDULE is hereby deleted in its entirety and replaced with the following:

        The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.